EXHIBIT 10.49

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (i) NOT MATERIAL AND (ii) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO LOAN Documents

This First Amendment to Loan Documents (this “Amendment”) is entered into as of August 17, 2026 (the “First Amendment Effective Date”), by and among AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Agent”), AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Avenue 2”), AVENUE GROWTH LENDING FUND III, L.P., a Delaware limited partnership (Avenue 3; together with Avenue 2 and each other lender from time to time party hereto, each “Lender” and, collectively, “Lenders”) ELUTIA INC., a Delaware corporation (“Parent”) and ELUTIA MED LLC, a Delaware limited liability company (“Elutia Med”; and together with Parent, jointly and severally, individually and collectively, “Borrower”).

RECITALS

Agent, Lenders and Borrower are parties to those certain Loan Documents dated as of August 11, 2026, including that certain Loan and Security Agreement (as amended from time to time, the “Agreement”) and Supplement to Loan and Security Agreement (as amended from time to time, the “Supplement”; and the together with the Agreement, the “Loan Documents”).  The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.The definition of “Collateral” in the Loan Agreement hereby is amended and restated in its entirety to read as follows:

““Collateral” means all of Borrower’s right, title and interest in and to the following property, whether now owned or hereafter acquired and wherever located: (a) all Receivables; (b) all Equipment; (c) all Fixtures; (d) all General Intangibles; (e) all Inventory; (f) all Investment Property; (g) all Deposit Accounts; (h) all Shares; (i) all other Goods and personal property of Borrower, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; (j) all Records; and (k) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing the term “Collateral” shall not include:  (i) if Borrower demonstrates, to Agent’s reasonable satisfaction, a present and existing adverse tax consequence from a grant of one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities entitled to vote owned or held of record by Borrower in any Subsidiary that is a controlled foreign corporation (as defined in the Internal Revenue Code), more than sixty-five percent (65%) of such capital stock, membership units or other securities, provided that in all instances the Collateral shall include one hundred percent (100%) of the issued and outstanding non-voting capital stock of such Subsidiary; (ii) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law; (iii) any contract, Instrument or Chattel Paper in which Borrower has any right, title or interest if and to the extent such contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Borrower therein would be prohibited

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and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; provided, however, that the foregoing exclusion shall not apply if (A) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, Instrument or Chattel Paper, or (B) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code or principles of equity); provided, further, that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and Borrower shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Agent’s unconditional continuing security interest in and to all rights, title and interests of Borrower in or to any payment obligations or other rights to receive monies due or to become due under any such contract, Instrument or Chattel Paper and in any such monies and other proceeds of such contract, Instrument or Chattel Paper; (iv) the Ligand Royalty Interests; (v) the Excluded Licensed Patents; provided, that such exclusion shall apply only for so long as (A) the License Agreement remains in full force and effect and (B) Borrower is otherwise contractually prohibited from granting liens on the Excluded Licensed Patents such that the creation of a security interest in the right, title or interest of Borrower therein would, in and of itself, cause or result in a default under any contract to which Borrower is a party and enabling another person party to such contract to enforce any remedy with respect thereto; provided, however, that the exclusion in the foregoing cause (B) shall not apply if such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in the Excluded Licensed Patents; and provided, further, that immediately upon the termination, expiration, or other cessation of the License Agreement for any reason whatsoever and so long as the exclusion in the foregoing clause (B) is no longer applicable, the Excluded Licensed Patents shall automatically and without any further action by any Person constitute Collateral hereunder, solely to the extent that Borrower is the sole and exclusive record owner of such Excluded Licensed Patents at such time, and Borrower shall be deemed to have granted a security interest therein to Agent for the benefit of the Lenders as of the date on which the foregoing exclusions are no longer applicable; or (vi) the SimpliDerm Assets.”

2.Agent hereby releases, discharges, cancels and terminates its security interest in and continuing Lien on the SimpliDerm Assets, and re-assigns, re-transfers and re-conveys to Borrower any and all right, title or interest Agent may have in and to the SimpliDerm Assets.
3.No course of dealing on the part of Agent or any Lender, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Agent or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or any Lender thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Agent or Lender.
4.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement).  The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof.
5.Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct as of the date of this Amendment, and that no Event of Default has occurred or is continuing.
6.As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance reasonably satisfactory to Agent, the following:
(a)this Amendment, duly executed by Borrower;

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(b)a UCC-3 Financing Statement Amendment, which shall exclude the SimpliDerm Assets from the Collateral;
(c)a Partial Release of Security Interest in Intellectual Property with respect to the SimpliDerm Assets;
(d)all reasonable Lender expenses incurred through the date of this Amendment and noted in Annex A hereto; and
(e)such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.
7.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

ELUTIA INC.

By: /s/ Matthew Ferguson____

Name: Matthew Ferguson

Title: CFO

ELUTIA MED LLC

By: /s/ Matthew Ferguson____

Name: Matthew Ferguson

Title: CFO

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By: Avenue Venture Opportunities Partners II, LLC

Its:General Partner

By: /s/ Sonia Gardner

Name: Sonia Gardner

Title:Authorized Signatory

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By: Avenue Venture Opportunities Partners II, LLC

Its:General Partner

By: /s/ Sonia Gardner

Name: Sonia Gardner

Title:Authorized Signatory

AVENUE GROWTH LENDING FUND III, L.P.

By: Avenue Growth Lending Partners III, LLC

Its:General Partner

By: /s/ Sonia Gardner_________

Name: Sonia Gardner

Title:Member

[Signature Page to First Amendment to Loan Documents]

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ANNEX A

[***]

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